SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 19, 1997



             Residential Asset Securities Corporation
         (Exact name of registrant as specified in its charter)

        DELAWARE              33-56893                51-0362653
(State or other jurisdiction (Commission   (I.R.S. employer
of incorporation)             file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN    55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)




[NY01B:339859.1]  16069-00403  06/18/97 3:52pm

Item 5.           Other Events.

                  On June 24, 1997, the Registrant will cause the issuance and sale of approximately $365,268,593 initial principal amount of Mortgage Pass-Through Certificates, Series 1997-KS2, Class A-I, Class A-II, Class SB-I, Class SB-II, Class R-I, Class R-II and Class R-III (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 1997, among the Registrant, Residential Funding Corporation, as Master Servicer, and The First National Bank of Chicago, as Trustee.

                  In connection with the sale of the Series 1997-KS2,  Class A-I and Class A-II Certificates (the "Underwritten Certificates") to Residential Funding Securities Corporation ("RFSC" or the "Underwriter") the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 33-56893, which Computational Materials are being filed manually as exhibits to this report.

                  The   Computational   Materials  have  been  provided  by  the
         Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials consist of the first __ pages (the "Computational Materials") that appear after the Form SE cover sheet and the page headed "NOTICE". The Underwriter has advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

                  The  Computational  Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the

[NY01B:339859.1]  16069-00403  06/18/97 3:52pm
         assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

                  Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions used therein may have a material impact on any returns detailed. Past performance is not indicative of future results.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits



                    Item 601(a) of
                    Regulation S-K
Exhibit No.          Exhibit No.               Description

   1                     99                   Computational Materials





[NY01B:339859.1]  16069-00403  06/18/97 3:52pm

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                               RESIDENTIAL ASSET SECURITIES
                               CORPORATION

                               By:
                               Name:             Tim Kruse
                               Title:            Vice President




Dated: June 19, 1997

[NY01B:339859.1]  16069-00403  06/18/97 3:52pm

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                      RESIDENTIAL ASSET SECURITIES
                                      CORPORATION

                                      By:/s/Tim Kruse
                                      Name: Tim Kruse
                                      Title:Vice President




Dated: June 19, 1997

[NY01B:339859.1]  16069-00403  06/18/97 3:52pm

                                  EXHIBIT INDEX


           Item 601 (a) of    Sequentially
Exhibit    Regulation S-K    Numbered
Number     Exhibit No.        Description
Page

 1               99          Computational Materials       Filed
                                                           Manually

[NY01B:339859.1]  16069-00403  06/18/97 3:52pm

                                                      EXHIBIT


[NY01B:339859.1]  16069-00403  06/18/97 3:52pm